For Total Return

                                                           DELAWARE GROUP
                                                            Delaware Fund

                                            1997
                                     Semi-Annual
                                          Report


professional management

service and guidance

goals


DELAWARE
GROUP
-------

MAY 8, 1997

Dear Shareholder:

Despite volatile market conditions, Delaware Fund provided a positive, above-average total return of +7.33% (capital change plus income based on net asset value for A Class shares) for the six months ended April 30, 1997.
  Your Fund, which invests in a mix of stocks and bonds, achieved superior results compared to many balanced funds. The Fund's pharmaceutical and capital goods stocks performed well, even as bond prices were weak amid persistent concern about inflation.
  After seeing signs of strong U.S. economic growth, the Federal Reserve Board raised its target for short-term U.S. interest rates by 25 basis points (0.25%) to 5.5% on March 13, and the U.S. stock market subsequently suffered its first full-fledged correction in seven years. Bond prices also slumped, with yields on 30-year U.S. Treasury securities rising to 7.18%.

Callout: MANY OF DELAWARE FUND'S PHARMACEUTICAL AND CAPITAL GOODS STOCKS PERFORMED WELL, EVEN AS BOND PRICES WERE WEAK AMID PERSISTENT CONCERN ABOUT INFLATION.

  Yet, in just a few weeks, the markets reversed course. In May, the stock market not only recovered but was setting new highs while bond prices rallied. Such change may leave investors wondering what's next?
  Since 1938, we've managed Delaware Fund through market cycles with far greater levels of uncertainty than today. In the 1990s, the U.S. has enjoyed steady economic growth, the unemployment rate has fallen below 5% and inflation is at much more modest levels than a generation ago. We believe these long-term trends remain intact.
  Your Fund aims to provide a balance of current income, capital appreciation and principal preservation, and as such is more conservative than funds that invest solely in equities. Our bond strategy focuses primarily on income while the Fund's management selects stocks of companies with consistent earnings and strong dividend growth potential. We believe this approach can reduce risk to a greater degree than an investment strategy that does not consider fundamental measures of value.


2   1997 SEMI-ANNUAL REPORT



TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
                                                     AGGREGATE TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                                                       SIX MONTHS ENDED                FIVE YEARS ENDED
                                                         April 30, 1997                 April 30, 1997
--------------------------------------------------------------------------------------------------------------
Delaware Fund A Class                                       +7.33%                         +11.75%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        +1.70%                          +7.36%
Standard & Poor's 500 Index                                +14.72%                         +17.08%
Lipper Balanced Fund Average                                +6.22% (295 funds)             +11.30% (83 funds)
--------------------------------------------------------------------------------------------------------------
DELAWARE FUND PERFORMANCE AND THAT OF LIPPER BALANCED FUND AVERAGE IS BASED ON NET ASSET VALUE WITHOUT EFFECT OF
SALES CHARGE. PERFORMANCE FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 8.

  Your Fund is guided by George H. Burwell, who is responsible for stock selection and asset allocation, and Gary A. Reed, who selects bonds. In the pages that follow, both managers discuss your Fund's performance and provide an outlook for the balance of fiscal 1997.
  I appreciate your continuing confidence in Delaware Fund and I look forward to reporting to you again this autumn.

Sincerely,

/s/ Wayne A. Stork
----------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



KEEPING YOUR BALANCE MAKES SENSE
A Balanced Mix of Stocks and Bonds vs. Small Aggressive Growth Stocks Relative Performance April 1982 to April 1997
$100,000 Investment


           Blend: 60% S&P 500 Index and 40%             Wilshire
         Lehman Brothers Aggregate Bond Index     Small Cap Growth Index
         ------------------------------------     ----------------------
Apr-82                $100,000                          $100,000
Apr-83                $142,148                          $159,601
Apr-84                $144,903                          $141,745
Apr-85                $172,100                          $156,739
Apr-86                $227,973                          $213,478
Apr-87                $268,944                          $240,526
Apr-88                $269,041                          $214,221
Apr-89                $314,029                          $248,893
Apr-90                $345,674                          $246,035
Apr-91                $404,169                          $273,915
Apr-92                $456,663                          $320,243
Apr-93                $506,408                          $364,404
Apr-94                $524,278                          $428,449
Apr-95                $594,066                          $486,214
Apr-96                $719,436                          $681,503
Apr-97                $846,559                          $631,988


Since the spring of 1982, a balanced mix of stocks and bonds would have increased in value more than eight-fold. An investment solely in rapidly growing small companies would have grown only six-fold, with a much higher level of price volatility.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THIS ILLUSTRATION IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY DELAWARE GROUP FUND. SOURCE:
CDA/WEISENBERGER.

balance

                                                   1997 SEMI-ANNUAL REPORT    3

Portfolio Manager's Review

The first half of fiscal 1997 was a period that demanded exceptional patience, levelheaded stock picking and careful attention to interest rate risk.
  Stocks of large, high profile companies tended to outperform the rest of the equity market, as investors focused on businesses with consistent earnings and stocks offering dividend growth potential. Stock of medium-size and small companies suffered, with many non-dividend paying, aggressive growth stocks falling 20% in value.
  Bond investors faced an equally challenging environment amid constantly changing views about U.S. economic growth and consumer prices. Despite a post-federal election rally in the fall of 1996, bond prices as of April 30, 1997 were generally lower than six months earlier.
  Fortunately, the market's adverse reaction to the Fed's effort to inoculate the U.S. economy against inflation proved brief. Investors who rode out the market's short-lived winter flu by concentrating on dividend-paying, consumer and capital goods companies emerged with robust returns.
  Short-term volatility will always be a facet of equity investing, and to a lesser extent bond investing. However, during the past 15 years a balanced mix of stocks and bonds has outperformed small aggressive growth stocks, as shown on page 3.


PORTFOLIO MIX
April 30, 1997

Consumer Growth Stocks             16.7%
Consumer Staple Stocks              7.0%
Utility stocks/REITS                6.5%
Other Stocks                        8.6%
Mortgage Backed Securities         15.9%
Capital Goods Stocks               11.5%
Bank/Insurance Stocks              11.1%
Energy Stocks                       3.3%
Corporate Bonds                     9.7%
Treasuries/Other Bonds              3.6%
Asset Backed Bonds                  5.3%

                      ASSET ALLOCATION
           October 31, 1996        April 30, 1997
-------------------------------------------------
Stocks             58.9%            65.5%
Bonds              34.4%            32.8%
Cash                6.7%             1.7%
-------------------------------------------------
Beta*              0.66             0.65
Yield**            3.03%            2.97%
-------------------------------------------------

 *A MEASURE OF RISK RELATIVE TO THE S&P 500 INDEX.  A NUMBER LESS THAN 1.0
  MEANS LESS HISTORICAL PRICE VOLATILITY THAN THE INDEX. A NUMBER HIGHER THAN
  1.0 MEANS MORE HISTORICAL VOLATILITY.
**THIRTY-DAY CURRENT YIELD FOR A CLASS SHARES MEASURED ACCORDING TO
  SECURITIES AND EXCHANGE COMMISSION GUIDELINES. YIELDS FOR B, C AND INSTITUTIONAL CLASS SHARES WERE, RESPECTIVELY, 2.19%, 2.19% AND 3.15% AS OF APRIL 30, 1997.


 4     1997 SEMI-ANNUAL REPORT

Strategic Positioning


During the first half of fiscal 1997, we used stock market weakness as an opportunity to boost the equity component of Delaware Fund from 58.9% to 65.5% of your Fund's net assets. We also substantially reduced the Fund's cash position.
  Your Fund's management was fortunate to have the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices. We also sold some stocks in the consumer growth sector such as PROCTER & GAMBLE that had appreciated to the point where the Fund's sell discipline was triggered. This happens when a stock's price relative to earnings exceeds that of the overall market by more than 20%.

OUR STOCK FOCUS
In our opinion, investors will pay more for strong companies that are likely to increase cash dividends at an above average rate. When we select stocks, we also look for several other indicators of capital appreciation potential, including:
*VALUE - attractive earnings growth at discount prices;
*CONSISTENCY - steady growth in a relative stable industry;
*CASH FLOW - substantial resources to reinvest in the business or raise dividends;
*CATALYSTS - improving operations or growth by acquisition; and *UNDER-RESEARCHED - the company's potential hasn't yet been discovered by the market.

  Delaware Fund's value orientation led us to add a few consumer growth companies such as HERSHEY FOODS during the first half of fiscal 1997. We were attracted to the long-term potential of the Pennsylvania chocolate maker's acquisition of Leaf Inc.'s candy business this past winter. Leaf's brands include Jolly Rancher and Good & Plenty.

STOCK PORTFOLIO HIGHLIGHTS
---------------------------------------------------------------------------
April 30, 1997
---------------------------------------------------------------------------
Median Market Capitalization                                   $4.1 billion
Number of Stocks                                                     53
Average Stock Price-to-Earnings Ratio                              16.9x
Average 1996 Dividend Increase                                    +12.8%
Top Sector - Consumer Growth                                       16.7%
STOCK PORTFOLIO SIX-MONTH AGGREGATE RETURN                       +11.53%*

*FOR CLASS A SHARES WITH DIVIDENDS REINVESTED. P/E RATIO BASED ON ANALYSTS' EARNINGS ESTIMATES. FOR COMPLETE FUND PERFORMANCE, SEE PAGE 8.

  We retained our drug stock holdings, which also did very well during the first few months


                                                   1997 SEMI-ANNUAL REPORT   5
of calendar 1997, because we believe this consumer growth industry has more potential.
  Compared to October 31, 1996, we've slightly increased our weighting in mid-cap companies, adding capital goods and niche service companies such as ECOLAB INC., which provides sanitary services to the hospitality industry.

Callout: INVESTORS WHO RODE OUT THE MARKET'S WINTER FLU BY FOCUSING ON
         DIVIDEND-PAYING COMPANIES EMERGED WITH ROBUST RETURNS.

  On any tree, not all fruit ripens at the same time, and your Fund has had its share of disappointments since autumn. The most significant of these was COLUMBIA/HCA HEALTHCARE, which was a top 10 holding as of April 30. The company's share price suffered after Columbia, the nation's largest hospital chain, became a target of federal regulators who question the company's billing practices. We've retained our position because we believe the company's business is fundamentally sound and that a settlement can be reached.

OUR BOND FOCUS
During the first half of your Fund's fiscal year, your Fund matched the duration of the Lehman Brothers Aggregate Bond Index, a broad and unmanaged benchmark of intermediate and long-term government, corporate and mortgage securities.
  Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates. A longer duration increases the chance an investment can appreciate in value when interest rates fall as well as the possibility of principal loss when rates rise.
  When the bond market temporarily slumped in March after the Federal
Reserve Board raised short-term interest rates by 25 basis points (0.25%), our primary focus on mortgage-related bonds helped preserve principal because prices of these bonds did not decline as much as Treasuries. Conversely, in April, when interest rates fell, your Fund's bond portfolio experienced more modest price appreciation.
  Given bond market volatility since late 1993, we believe it is important to attempt to reduce risk. We invest in bonds primarily for their income potential, and refrain from making short-term asset allocation bets based on where we think interest rates are headed.
  We also believe a strategy that provides you with high current income from bonds can help offset potential negative effects of stock market volatility on the Fund's equity portfolio. As of April 30, the bond portion of your Fund's discipline

6   1997 SEMI-ANNUAL REPORT

BOND PORTFOLIO HIGHLIGHTS
---------------------------------------------------------------------------
April 30, 1997
---------------------------------------------------------------------------

Average Effective Duration                                         4.7 years
Average Maturity                                                   8.2 years
Average Quality                                                          AA2
Yield (before expenses)**                                          7.36%
Largest Sector Focus                                               Mortgages
BOND PORTFOLIO SIX-MONTH AGGREGATE RETURN                          +1.91%*

 *BASED ON CLASS A SHARES AT NET ASSET VALUE WITH INCOME REINVESTED. FOR
  COMPLETE FUND PERFORMANCE, SEE PAGE 8.
**SEE PAGE 4 FOR SEC YIELDS.

portfolio had a greater percentage of mortgage-related securities than the Lehman Aggregate Index because these securities offered higher income potential than U.S. Treasuries.

OUTLOOK
The S&P 500 Index has doubled in value in the past four years. Interest rates, while volatile, have been moving downward in the 1990s, boosting bond prices. Meanwhile, the U.S. economy has enjoyed a rather lengthy expansion.
   Nevertheless, we are still finding attractive values in stocks, especially among mid-size industrial and service businesses, and to a lesser extent, bonds.
  We believe lingering uncertainty about possible Federal Reserve Board action regarding short-term interest rates in the coming months will create opportunity for value-oriented stock and bond investors. At the same time, we remain very mindful of economic and interest rate risks.
  In general, we expect to avoid stocks and bonds we believe are likely to be negatively affected by consumer credit problems.
  Within the financial services sector, we plan to focus on mortgage bonds and the stocks of consistently profitable, stable businesses such as the FEDERAL NATIONAL MORTGAGE ASSOCIATION (Fannie Mae).
  A volatile market can be one where investors can't easily separate the wheat from the chaff. Your Fund's strategy of focusing on fundamental analysis of both stocks and bonds helps us harvest growth and income opportunities while attempting to provide a mechanism that we believe can help manage risk in turbulent times.

George H. Burwell
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
EQUITIES

Gary A. Reed
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
FIXED-INCOME

May 8, 1997

                                                    outlook
                                                    1997 SEMI-ANNUAL REPORT  7

DELAWARE FUND: A BETTER-THAN-AVERAGE BALANCE
Average Annual Returns Through April 30, 1997
----------------------------------------------------------------------------
Insert Chart Here:

        Six Months      One Year        Five Years
         +7.33%         +15.46%          +11.75%
         +6.22%         +12.71%          +11.30%

Your Fund has outperformed many of its peers since 1992, a period of exceptional strength in stocks and high volatility in bond prices.

*AGGREGATE RETURN.
 ALL PERFORMANCE SHOWN ABOVE ASSUMES REINVESTMENT OF DIVIDENDS AND DOES NOT INCLUDE SALES CHARGES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THERE WERE 328, 295 AND 83 FUNDS IN THE LIPPER BALANCED FUND AVERAGE FOR THE SIX MONTH, ONE-YEAR AND FIVE-YEAR PERIODS ENDED APRIL 30, 1997.

DELAWARE FUND PERFORMANCE
Average Annual Return through April 30, 1997
----------------------------------------------------------------------------

                                Lifetime Ten Years Five Years One Year
----------------------------------------------------------------------------
Class A (Est. 4/25/38)
        Excluding Sales Charge   +11.22%   +9.98%   +11.75%  +15.46%
        Including Sales Charge   +11.13%   +9.45%   +10.66%   +9.97%
----------------------------------------------------------------------------
Class B (Est. 9/6/94)
        Excluding Sales Charge   +13.67%                     +14.55%
        Including Sales Charge   +12.75%                     +10.55%
----------------------------------------------------------------------------
Class C (Est. 11/29/95)
        Excluding Sales Charge   +13.57%                     +14.53%
        Including Sales Charge   +13.57%                     +13.53%

DELAWARE FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF ANY DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. B AND C CLASS RESULTS EXCLUDING SALES CHARGE ASSUMED INVESTMENT WAS NOT REDEEMED.

CLASS A RETURNS REFLECT THE EFFECT OF THE 4.75% MAXIMUM FRONT-END SALES
CHARGE.
CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.
CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE AND A 1% CONTINGENT DEFERRED SALES CHARGE IF REDEEMED WITHIN 12 MONTHS OF PURCHASE.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, 10-YEAR, FIVE-YEAR AND ONE-YEAR PERIODS AND AGGREGATE SIX-MONTH RETURN FOR THE PERIOD ENDED APRIL 30, 1997 FOR DELAWARE FUND'S INSTITUTIONAL CLASS, WERE +11.23%, +10.06%, +11.91%, +15.66% AND +7.42%, RESPECTIVELY. THE INSTITUTIONAL CLASS WAS INITIALLY MADE AVAILABLE ON NOVEMBER 9, 1992 AND IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS.


8   1997 SEMI-ANNUAL REPORT

Financial Statements
DELAWARE GROUP EQUITY FUNDS I, INC. --
DELAWARE FUND
STATEMENT OF NET ASSETS
APRIL 30, 1997
(UNAUDITED)
-----------------------------------------------------------------------
                                                       NUMBER        MARKET
                                                     OF SHARES        VALUE
                                                -------------------------------
COMMON STOCK - 65.07%
AEROSPACE & DEFENSE - 1.95%
GenCorp ........................................      300,000     $ 5,625,000
Lockheed Martin ................................       77,300       6,918,350
                                                                  -----------
                                                                   12,543,350
                                                                  -----------
AUTOMOBILES & AUTOMOTIVE PARTS - 2.14%
Danaher ........................................      304,200      13,727,025
                                                                  -----------
                                                                   13,727,025
                                                                  -----------
BANKING, FINANCE, & INSURANCE - 11.06%
American International Group ...................      176,000      22,616,000
Chubb ..........................................      140,200       8,096,550
Federal National Mortgage ......................      245,600      10,100,300
Nationwide Financial Services Class A ..........      125,500       3,325,750
Penncorp Financial Group .......................      135,600       4,661,250
Southern National ..............................      112,900       4,431,325
State Street Bank ..............................      128,000      10,080,000
UNUM ...........................................      100,500       7,738,500
                                                                  -----------
                                                                   71,049,675
                                                                  -----------
BUILDINGS & MATERIALS - 2.16%
Chicago Bridge and Iron ........................      164,700       2,799,900
Foster Wheeler .................................      287,000      11,085,375
                                                                  -----------
                                                                   13,885,275
                                                                  -----------
CABLE, MEDIA, & PUBLISHING - 4.27%
Banta ..........................................      197,200       5,003,950
Reynolds & Reynolds Class A ....................      333,600       6,922,200
Wallace Computer Services ......................      578,600      15,477,550
                                                                  -----------
                                                                   27,403,700
                                                                  -----------
COMPUTERS & TECHNOLOGY - 0.93%
Hewlett-Packard ................................      113,700       5,969,250
                                                                  -----------
                                                                    5,969,250
                                                                  -----------
CONSUMER PRODUCTS - 2.27%
General Electric ...............................       52,200       5,787,675
Masco ..........................................      233,400       8,810,850
                                                                  -----------
                                                                   14,598,525
                                                                  -----------
ELECTRONICS & ELECTRICAL - 1.78%
Raychem ........................................       66,300       4,276,350
Teleflex .......................................      124,300       7,178,325
                                                                  -----------
                                                                   11,454,675
                                                                  -----------
ENERGY - 3.24%
Compagnie Francaise de Petroleum
Total SA. ADR ..................................      147,223       6,128,157
Kerr-McGee .....................................      165,000       9,961,875
Royal Dutch Petroleum ADR ......................       26,300       4,740,575
                                                                  -----------
                                                                   20,830,607
                                                                  -----------
Top 10 holdings, representing 27.31% of net assets, are in bold face.

                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                -------------------------------
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO - 7.05%
ConAgra ........................................       362,000     $20,860,250
Hershey Foods ..................................        75,800       4,112,150
Philip Morris ..................................       516,000      20,317,500
                                                                   -----------
                                                                    45,289,900
                                                                   -----------
HEALTHCARE & PHARMACEUTICALS - 9.96%
Baxter International ...........................       112,000       5,362,000
Columbia/HCA Healthcare ........................       388,700      13,604,500
Johnson & Johnson ..............................       150,500       9,218,125
Schering-Plough ................................       218,700      17,496,000
SmithKline Beecham .............................       227,400      18,334,125
                                                                   -----------
                                                                    64,014,750
                                                                   -----------
INDUSTRIAL MACHINERY - 0.84%
Pentair ........................................       180,600       5,395,425
                                                                   -----------
                                                                     5,395,425
                                                                   -----------
REAL ESTATE - 3.77%
Associated Estates Realty ......................       122,400       2,692,800
Developers Diversified Realty ..................       121,100       4,465,563
D.R. Horton ....................................       164,000       1,599,000
Health Care Property Investors .................       116,300       3,852,438
Nationwide Health Properties ...................       229,800       4,596,000
Storage Trust Realty ...........................        45,200       1,084,800
Storage USA ....................................        54,000       2,031,750
Sun Communities ................................       121,700       3,894,400
                                                                   -----------
                                                                    24,216,751
                                                                   -----------
RETAIL - 3.26%
May Department Stores ..........................       129,200       5,975,500
Rite Aid .......................................       324,900      14,945,400
                                                                   -----------
                                                                    20,920,900
                                                                   -----------
TELECOMMUNICATIONS - 1.59%
ALLTEL .........................................       325,200      10,243,800
                                                                   -----------
                                                                    10,243,800
                                                                   -----------
TEXTILES, APPAREL, & FURNITURE - 2.52%
Ecolab .........................................       232,900       9,490,675
Hillenbrand Industries .........................       151,000       6,493,000
Valspar ........................................         8,400         239,400
                                                                   -----------
                                                                    16,223,075
                                                                   -----------
UTILITIES - 2.71%
CMS Energy .....................................       305,000       9,683,750
Edison International ...........................       160,000       3,360,000
Illinova .......................................       193,500       4,353,750
                                                                   -----------
                                                                    17,397,500
                                                                   -----------
MISCELLANEOUS - 3.57%
Tompkins plc-ADR ...............................       270,000       4,860,000
Tyco International .............................       296,500      18,086,500
                                                                   -----------
                                                                    22,946,500
                                                                   -----------
Total Common Stock (cost $332,361,989) .........                   418,110,683
                                                                   -----------

                                                 1997 SEMI-ANNUAL REPORT   9

DELAWARE GROUP EQUITY FUNDS I, INC.
STATEMENT OF NET ASSETS (CONTINUED)
-----------------------------------------------------------------------
                                                           NUMBER        MARKET
                                                        OF SHARES        VALUE
                                                      --------------------------
CONVERTIBLE PREFERRED STOCKS - 0.43%
Freeport-McMoRan Copper & Gold
 5.00% pfd cv ......................................       103,400   $ 2,791,800
                                                                     -----------
Total Convertible Preferred Stock
 (cost $2,299,511)  ................................                   2,791,800
                                                                     -----------
                                        PRINCIPAL
                                          AMOUNT
CORPORATE BONDS - 9.70%
Barrick Gold 7.50% 05/01/07 ........................   $ 3,900,000     3,900,000
Celulosa Araurco 7.25% 06/11/98 ....................     1,750,000     1,756,563
Compania Telecom Chile 7.625% 07/15/06 .............     3,000,000     3,015,000
Credit Foncier de France 8.00% 01/14/02 2,415,000 ..     2,475,375
Federal Express 7.85% 01/30/15 .....................     4,188,146     4,235,263
Firstar Capital 8.32% 12/15/26 .....................     2,300,000     2,279,875
Great Western Financial 8.206% 02/01/27 4,000,000 ..     3,930,000
HF Ahmanson 6.35% 09/01/98 .........................     3,735,000     3,739,706
Kohls 6.70% 02/01/06  ..............................     2,900,000     2,773,125
Lehman Brothers Holdings
 6.84% 09/25/98  ...................................     3,865,000     3,885,368
Liberty Mutual 7.875% 10/15/26 .....................     2,900,000     2,809,375
Lockheed Martin 6.75% 03/15/03 .....................     2,445,000     2,411,381
Lockheed Martin 7.65% 05/01/16 .....................     3,700,000     3,704,625
May Department Stores 7.50% 06/01/15 ...............     4,000,000     3,955,000
MBNA 6.00% 12/26/00  ...............................     1,840,000     1,787,100
News America Holdings 9.125% 10/15/99 ..............     2,785,000     2,941,656
Pep Boys 7.00% 06/01/05  ...........................     2,940,000     2,866,500
Santander Financial Issuances
 6.80% 07/15/05  ...................................     3,000,000     2,910,000
Summit Bancorp Capital 8.40% 03/15/27 ..............     2,000,000     1,982,500
Time Warner 8.18% 08/15/07 .........................     1,625,000     1,663,594
Trenwick Capital 8.82% 02/01/37 ....................     2,000,000     1,975,000
Ultramar Credit 8.625% 07/01/02 ....................     1,265,000     1,342,481
                                                                     -----------
Total Corporate Bonds
 (cost $62,756,422)  ...............................                  62,339,487
                                                                     -----------

MUNICIPAL BONDS - 0.55%
New York State Dorm Authority Revenue
 (Taxable Pension Obligation)
 6.23% 10/01/98  ...................................     3,500,000     3,500,000
                                                                     -----------
Total Municipal Bonds
 (cost $3,500,000)  ................................                   3,500,000
                                                                     -----------

ASSET-BACKED SECURITIES - 5.28%
ADVANTA 5.95% 05/25/09  ............................       916,319       882,524
American Finance Home Equity
 Series 94-2 A1 6.95% 06/25/24 .....................     1,464,435     1,462,562
 Series 92-5 A 7.20% 02/15/08 ......................       435,274       434,665
 Series 92-1 A 7.50% 03/15/07 ......................       514,978       517,202
 Series 91-1 A 8.00% 07/25/06 ......................       387,056       393,094
Case Equipment Loan Trust
 Series 95-B A3 6.15% 09/15/02 .....................     4,186,551     4,183,461
Countrywide Home Equity Loan Trust
 Series 97-1 A4 6.95% 05/25/21 .....................     3,475,000     3,400,613
First Union Residential Securitization Tax
 Series 96-2 A2 6.46% 09/25/11 .....................     4,855,000     4,785,968

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
ASSET-BACKED SECURITIES (CONTINUED)
Green Tree Home Improvement Loan Trust
 Series 96-F A3 6.90% 01/15/28 .................     $ 4,570,000     $ 4,519,302
NationsCredit Grantor Trust
 Series 96-1 A 5.85% 09/15/11 ..................       1,789,645       1,743,083
Neiman Marcus Group Credit Card
 Master Trust Series 95-1 A
 7.60% 06/15/03  ...............................         960,000         984,457
The Money Store Home Equity Trust
 Series 97-A A9 7.235% 04/15/27 ................       3,150,000       3,155,906
UCFC Home Equity Loan 96-B1 A3
 Series 96-D1 A3 6.54% 11/15/13 ................       1,800,000       1,782,508
 Series 96-B1 A3 7.30% 04/15/14 ................       3,835,000       3,861,848
World Omni Automobile Lease
 Securitization Trust
 Series 95-A A 6.05% 11/25/01 ..................       1,813,463       1,797,504
                                                                     -----------
Total Asset-Backed Securities
(cost $34,157,454)  ............................                      33,904,697
                                                                     -----------

COLLATERILIZED MORTGAGE
OBLIGATIONS - 10.15%
Asset Securitization Corporation
 Series 96-D2 A1 6.92% 02/14/29 ................       3,573,955       3,518,112
 Series 96-D3 A1B 7.21% 10/13/26 ...............       3,060,000       3,072,909
 Series 97-D4 A1A 7.35% 04/14/29 ...............       6,215,324       6,316,323
Chase Commercial Mortgage
 Securities Corporation
 Series 96-2 C 6.90% 11/19/06 ..................       2,273,625       2,177,706
Morgan Stanley Capital Trust
 Series 97-C1 A1B 7.46% 02/15/20 ...............       2,750,000       2,797,266
Mortgage Capital Funding
 Series 96-MD2 A1 6.758% 12/21/26 ..............       4,576,820       4,523,185
 Series 96-MC2 C 7.224% 09/20/06 ...............       2,137,777       2,108,633
 Series 96-MC1 D 7.80% 04/15/06 ................       2,690,000       2,721,692
Norwest Asset Securities Corporation
 Series 97-1 A8 7.25% 02/25/12 .................       3,854,017       3,826,316
Nomura Asset Securities Corporation
 Series 93-1 A1 6.68% 12/15/01 .................       1,980,249       1,959,209
 Series 96-MD5 A3 7.918% 04/13/36 ..............       3,300,000       3,362,391
Prudential Home Mortgage Securities
 Series 93-61 A3 6.50% 12/25/08 ................       3,485,000       3,418,356
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 02/25/27 ...............       3,218,000       3,176,769
 Series 97-QS1 A8 6.75% 02/25/27 ...............       2,355,589       2,259,157
 Series 96-QS2 A3 7.05% 03/25/19 ...............       3,785,000       3,777,312
 Series 96-QS3 AI3 7.29% 06/25/26 ..............       1,770,000       1,773,319
 Series 95-QS1 A3 7.30% 06/25/21 ...............       1,540,000       1,541,444
 Series 96-QS2 A6 7.45% 04/25/23 ...............       3,345,000       3,315,731
 Series 97-QS3 A3 7.50% 04/25/27 ...............       5,265,000       5,233,739
Residential Funding Mortgage
 Securities Corporation
 Series 96-S9 A10 7.25% 04/25/26 ...............       3,198,090       3,129,625
Travelers Mortgage Securities Corporation
 Series 1-Z1 12.00% 03/01/14 ...................       1,085,743       1,236,390
                                                                     -----------
Total Collaterilized Mortgage Obligations
(cost $65,380,410)  ............................                      65,245,584
                                                                     -----------

10   1997 SEMI-ANNUAL REPORT

DELAWARE GROUP EQUITY FUNDS I, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                      --------------------------
MORTGAGE-BACKED SECURITIES - 5.79%
Federal Home Loan Mortgage Corporation
 6.00% 02/01/11 ..................................    $ 2,362,206    $ 2,254,430
Federal Home Loan Mortgage Corporation
 7.00% 07/01/11 ..................................      1,328,853      1,317,641
Federal Home Loan Mortgage Corporation
 8.50% 04/01/09 to 06/01/14 ......................      2,157,318      2,235,266
Federal National Mortgage Association
 7.00% 07/01/17 ..................................      2,311,149      2,267,093
Federal National Mortgage Association
 8.00% 12/01/09 to 09/01/16 ......................      3,789,608      3,882,927
Federal National Mortgage Association
 8.50% 11/01/09 ..................................      1,709,160      1,767,913
Federal National Mortgage Association
 9.50% 02/01/17 to 02/01/25 ......................      5,619,366      6,058,158
Government National Mortgage
 Association 7.00% 01/15/23 ......................      2,981,100      2,900,983
Government National Mortgage
 Association 7.50% 02/15/23 to 05/15/23 ..........      3,872,588      3,842,432
Government National Mortgage
 Association 9.00% 01/15/20 to 11/15/21 ..........      9,414,763     10,020,457
Government National Mortgage
 Association 9.50% 01/15/20 ......................        295,493        320,610
Government National Mortgage
 Association 10.00% 11/15/16 to 05/15/19 .........        254,110        280,474
Government National Mortgage
 Association 12.50% 12/15/10 .....................         46,204         53,596
                                                                     -----------
Total Mortgage-Backed Securities
(cost $36,805,927) ...............................                    37,201,980
                                                                     -----------

U.S. TREASURY OBLIGATIONS - 1.82%
U.S. Treasury Notes 5.875% 02/15/04 ..............      2,000,000      1,914,060
U.S. Treasury Bond 6.25% 08/15/23 ................      4,950,000      4,483,957
U.S. Treasury Notes  6.375% 01/15/00 .............      2,400,000      2,402,928
U.S. Treasury Notes 6.50% 05/15/05 ...............      1,350,000      1,331,723
U.S. Treasury Bond 6.625% 02/15/27 ...............      1,600,000      1,532,800
                                                                     -----------
Total U.S. Treasury Obligations
(cost $11,675,113) ...............................                    11,665,468
                                                                     -----------

REPURCHASE AGREEMENT - 1.66%
With J.P. Morgan Securities 5.40% 05/01/97
 (dated 04/30/97, collateralized by $1,102,000
 U.S. Treasury Notes 5.125% due 04/30/98,
 market value $1,093,142 and $2,320,000
 U.S. Treasury Notes 8.625% due 08/15/97,
 market value $2,380,799) ........................      3,387,000      3,387,000
With PaineWebber 5.40% 05/01/97
 (dated 04/30/97, collateralized by $1,059,000
 U.S. Treasury Notes 6.00% due 11/30/97,
 market value $1,086,341 and $2,329,000
 U.S. Treasury Notes 6.875% due 03/31/00,
 market value $2,369,962) ........................      3,387,000      3,387,000

                                                           PRINCIPAL     MARKET
                                                             AMOUNT      VALUE
                                                           ---------------------
REPURCHASE AGREEMENT (CONTINUED)
With Prudential Securities 5.40% 05/01/97
 (dated 04/30/97, collateralized by
 $3,890,000 U.S. Treasury Notes 6.125%
 due 05/31/97, market value $3,989,794) $3,905,000 .........      $   3,905,000
                                                                  -------------
Total Repurchase Agreements
 (cost $10,679,000)  .......................................         10,679,000
                                                                  -------------

TOTAL MARKET VALUE OF SECURITIES OWNED
 (cost $559,615,826) - 100.45%  ............................      $ 645,438,699
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (0.45%)  ...............................         (2,862,945)
NET ASSETS APPLICABLE TO 31,414,006
 SHARES ($ 1 PAR VALUE) OUTSTANDING - 100.00% ..............      $ 642,575,754
                                                                  =============

NET ASSET VALUE - DELAWARE FUND A CLASS
 ($494,165,378 / 24,163,504 shares) ........................      $       20.45
                                                                  =============
NET ASSET VALUE - DELAWARE FUND B CLASS
 ($9,979,757 / 488,798 shares)  ............................      $       20.42
                                                                  =============
NET ASSET VALUE - DELAWARE FUND C CLASS
 ($4,169,537 / 204,343 shares)  ............................      $       20.40
                                                                  =============
NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL CLASS
 ($134,261,082 / 6,557,361 shares)  ........................      $       20.47
                                                                  =============

COMPONENTS OF NET ASSETS AT APRIL 30, 1997
Common stock, $1 par value, 200,000,000 shares
 authorized to the Delaware Fund ...........................      $ 532,019,290
Accumulated undistributed:
 Net investment income .....................................          2,855,466
 Net realized gain on investments ..........................         21,878,125
 Net unrealized appreciation of investments ................         85,822,873
                                                                  -------------
 Total net assets ..........................................      $ 642,575,754
                                                                  =============
ADR - American Depository Receipt

                             See accompanying notes


                                                 1997 SEMI-ANNUAL REPORT   11

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement Of Operations
Six Months Ended April 30, 1997
(Unaudited)
-------------------------------------------------------------------

INVESTMENT INCOME:
Interest .........................................    $ 8,259,852
Dividends ........................................      4,483,204    $12,743,056
                                                                     -----------

EXPENSES:
Management fees ($1,659,991) and
 directors' fees ($9,351)  .......................      1,669,342
Distribution expense .............................        569,754
Dividend disbursing and transfer agent
 fees and expenses ...............................        475,252
Salaries .........................................        120,769
Reports and statements to shareholders ...........         38,250
Federal and state registration fees ..............         34,300
Professional fees ................................         19,413
Custodian fees ...................................          7,700
Taxes other than taxes on income .................          3,000
Other ............................................             12      2,937,792
                                                      -----------    -----------
NETINVESTMENTINCOME ..............................                     9,805,264

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain from security transactions .....                    22,806,929
Net unrealized appreciation
 of investments during period ....................                    13,192,494
                                                                     -----------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:  ...........................                    35,999,423
                                                                     -----------
NET INCREASE IN NET
 ASSETS RESULTING FROM OPERATIONS ................                   $45,804,687
                                                                     ===========

                             See accompanying notes

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement of Changes In Net Assets
Six Months Ended April 30, 1997
---------------------------------------------------------------------

                                                    SIX MONTHS          YEAR
                                                       ENDED           ENDED
                                                      4/30/97           1996
                                                    (UNAUDITED)
                                                 -------------------------------
OPERATIONS:
Net investment income ........................   $   9,805,264    $  21,015,505
Net realized gain from
 security transactions .......................      22,806,929       56,652,521
Net appreciation during
 the period ..................................      13,192,494       14,064,318
                                                 -------------    -------------
Net increase in net assets
resulting from operations ....................      45,804,687       91,732,344
                                                 -------------    -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Delaware Fund A Class .......................      (9,079,971)     (15,676,617)
 Delaware Fund B Class .......................        (114,511)        (124,247)
 Delaware Fund C Class .......................         (37,566)         (23,243)
 Delaware Fund Institutional Class ...........      (2,597,513)      (4,004,834)

Net realized gain from
Security Transactions:
 Delaware Fund A Class .......................     (44,815,558)     (26,400,790)
 Delaware Fund B Class .......................        (710,891)        (191,178)
 Delaware Fund C Class .......................        (217,176)            (270)
 Delaware Fund Institutional Class ...........     (11,402,169)      (6,170,061)
                                                 -------------    -------------
                                                   (68,975,355)     (52,591,240)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delaware Fund A Class .......................      20,211,907       21,859,484
 Delaware Fund B Class .......................       4,074,451        4,091,428
 Delaware Fund C Class .......................       2,335,711        2,098,384
 Delaware Fund Institutional Class ...........      13,247,214       32,320,993
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on security transactions:
 Delaware Fund A Class .......................      42,235,422       32,527,346
 Delaware Fund B Class .......................         774,611          302,927
 Delaware Fund C Class .......................         246,091           21,730
 Delaware Fund Institutional Class ...........      13,975,339       10,157,754
                                                 -------------    -------------
                                                    97,100,746      103,380,046
                                                 -------------    -------------
Cost of shares repurchased:
 Delaware Fund A Class .......................     (40,304,751)     (88,614,808)
 Delaware Fund B Class .......................      (1,443,279)      (1,269,060)
 Delaware Fund C Class .......................        (325,858)        (217,457)
 Delaware Fund Institutional Class ...........     (14,043,292)     (33,029,784)
                                                 -------------    -------------
                                                   (56,117,180)    (123,131,109)
                                                 -------------    -------------
Increase (decrease) in net assets
derived from capital share transactions ......      40,983,566      (19,751,063)
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................      17,812,898       19,390,041

NET ASSETS:
Beginning of period ..........................     624,762,856      605,372,815
                                                 -------------    -------------
End of period ................................   $ 642,575,754    $ 624,762,856
                                                 =============    =============

                             See accompanying notes


12   1997 SEMI-ANNUAL REPORT

Delaware Group Equity Funds I, Inc. -
DELAWARE FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Fund A Class
                                          --------------------------------------------------------------------
                                          Six Months                             Year
                                             Ended                              Ended
                                         04/30/97(1)   10/31/96    10/31/95    10/31/94    10/31/93    10/31/92
                                         (Unaudited)
Net asset value, beginning of period       $21.260     $19.940     $18.000     $19.430     $18.720     $18.810
                                           -------     -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income. . . . . . . . .     0.309       0.706       0.664       0.615       0.631       0.660
  Net realized and unrealized gain
   (loss) from security transactions         1.181       2.349       2.156      (0.285)      1.509       1.490
                                           -------     -------     -------     -------     -------     -------
  Total from investment operations           1.490       3.055       2.820       0.330       2.140       2.150
                                           -------     -------     -------     -------     -------     -------

Less dividends and distributions:
  Dividends from net investment income      (0.380)     (0.655)     (0.630)     (0.600)     (0.660)     (0.700)
  Distributions from net realized gain
   on security transactions                 (1.920)     (1.080)     (0.250)     (1.160)     (0.770)     (1.540)
                                           -------     -------     -------     -------     -------     -------
Total distributions. . . . . . . . . . .    (2.300)     (1.735)     (0.880)     (1.760)     (1.430)     (2.240)
                                           -------     -------     -------     -------     -------     -------
Net asset value, end of period. . . . ..   $20.450     $21.260     $19.940     $18.000     $19.430     $18.720
                                           =======     =======     =======     =======     =======     =======

Total Return(2). . . . . . . . . . . . .      7.33%      16.07%      16.26%       1.80%      11.91%      12.37%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted)                          $494,165    $490,150    $493,243    $456,074    $507,528    $487,343
  Ratio of expenses to average
   net assets                                0.93%       0.99%       0.97%       0.97%       0.89%       0.79%(3)
  Ratio of net investment income to
   average net assets                        3.00%       3.39%       3.55%       3.31%       3.27%       3.64%
  Portfolio turnover . . . . . . . . . .       78%         92%         94%        142%        160%        144%
  Average commission rate paid. . . . ..  $0.0600     $0.0600         N/A         N/A         N/A         N/A


                                                                                            Delaware Fund
                                            Delaware Fund B Class                              C Class
                                        ------------------------------------------------------------------------
                                         Six Months            Year          9/6/94(4)  Six Months    11/29/95(4)
                                            Ended             Ended              to        Ended         to
                                        04/30/97(1)    10/31/96    10/31/95   10/31/94   04/30/971    10/31/96
                                        (Unaudited)                                     (Unaudited)
Net asset value, beginning of period       $21.200     $19.900     $17.980     $18.340     $21.180     $20.500

Income from investment operations:
  Net investment income. . . . . . . . .     0.233       0.525       0.567       0.070       0.252      0.583
  Net realized and unrealized gain
   (loss) from security transactions         1.177       2.350       2.113      (0.280)      1.153      1.757
                                           -------     -------     -------     -------     -------    -------
  Total from investment operations.          1.410       2.875       2.680      (0.210)      1.405      2.340
                                           -------     -------     -------     -------     -------    -------

Less dividends and distributions:
  Dividends from net investment income      (0.270)     (0.495)     (0.510)     (0.150)    (0.265)     (0.580)
  Distributions from net realized gain
   on security transactions                 (1.920)     (1.080)     (0.250)       none     (1.920)     (1.080)
                                           -------     -------     -------     -------     -------    -------
  Total distributions. . . . . . . . . .    (2.190)     (1.575)     (0.760)     (0.150)    (2.185)     (1.660)
                                           -------     -------     -------     -------     -------    -------
Net asset value, end of period. . . . ..   $20.420     $21.200     $19.900     $17.980     $20.400    $21.180
                                           =======     =======     =======     =======     =======    =======

Total Return(5). . . . . . . . . . . . .      6.93%      15.15%      15.36%      (1.14%)      6.86%     12.13%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted)                            $9,980      $6,872      $3,383        $568      $4,170     $1,990
  Ratio of expenses to average
   net assets                                1.74%       1.80%       1.79%       1.81%       1.74%      1.80%
  Ratio of net investment income to
   average net assets                        2.19%       2.58%       2.73%       2.47%       2.19%      2.58%
  Portfolio turnover. . . . . . . . . . .      78%         92%         94%        142%         78%        92%
  Average commission rate paid.            $0.0600     $0.0600         N/A         N/A     $0.0600    $0.0600

------------------
(1) Ratios have been annualized and total return has not been annualized
(2) Does not reflect any maximum sales charges that were in effect nor the 1% limited contingent deferred sales charges that were in effect that would apply in the event of certain redemptions within 12 months of purchase of Delaware Fund A Class.
(3) Includes 12b-1 distribution expenses effective June 1, 1992.
(4) Date of intial public offering; ratios have been annualized and total return has not been annualized.
(5) Does not include contingent deferred sales charge which varies from 1% to 4% depending upon the holding period for Delaware Fund B Class and C Class


                                                   1997 SEMI-ANNUAL REPORT   13

---------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                        Delaware Fund Institutional Class
                                          --------------------------------------------------------

                                          Six Months                Year                 11/9/199(2)
                                            Ended                  Ended                      to
                                          04/30/97(1)  10/31/96   10/31/95     10/31/94    10/31/93
                                          (Unaudited)
Net asset value, beginning of period       $21.300     $19.980    $18.030      $19.460     $18.820

Income from investment operations:
Net investment income . . . . . . . .        0.338       0.727       0.694       0.653       0.632
Net realized and unrealized gain
 (loss) from security transactions           1.172       2.363       2.166      (0.293)      1.438
                                           -------     -------    --------     -------     -------
Total from investment operations.            1.510       3.090       2.860       0.360       2.070
                                           -------     -------    --------     -------     -------

Less dividends and distributions:
Dividends from net investment income        (0.420)     (0.690)     (0.660)     (0.630)     (0.660)
Distributions from net realized
 gain on security transactions              (1.920)     (1.080)     (0.250)     (1.160)     (0.770)
                                           -------     -------    --------     -------     -------
Total distributions. . . . . . . . ..       (2.340)     (1.770)     (0.910)     (1.790)     (1.430)
                                           -------     -------    --------     -------     -------
Net asset value, end of period.            $20.470     $21.300     $19.980     $18.030     $19.460
                                           =======     =======    ========     =======     =======

Total Return. . . . . . . . . . . . .         7.42%      16.25%      16.50%       1.96%      11.76%

Ratios and supplemental data:
Net assets, end of period
 (000 omitted).                           $134,261    $125,751    $108,747     $93,990     $72,052
Ratio of expenses to average
 net assets                                  0.74%       0.80%       0.79%       0.81%       0.77%
Ratio of net investment income to
 average net assets                          3.19%       3.58%       3.73%       3.47%       3.39%
Portfolio turnover . . . . . . . . ..          78%         92%         94%        142%        160%
Average commission rate paid               $0.0600     $0.0600         N/A         N/A         N/A

-------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized.


14   1997 SEMI-ANNUAL REPORT

DELAWARE GROUP EQUITY FUNDS I, INC.- DELAWARE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. - Delaware Fund ("the Company"), formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company currently offers two Series, Delaware Fund (the "Fund") and Devon Fund. The Company is organized as a Maryland corporation. The
Fund offers four classes of shares.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the last mean of the quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax requlations which may differ from generally accepted accounting principles.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2.  Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million, less fees paid to the Independent Directors. At April 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $108,264.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of B Class and C Class. No distribution expenses are paid by the Institutional class. At April 30, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP for $17,385. For the six months ended April 30, 1997, DDLP earned $55,847 for commissions on sales of Delaware Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to serve as dividend disbursing and transfer agents for the Fund. For the six months ended April 30, 1997, the Fund has expensed $475,252 for these services. The Fund also engaged DSC to provide accounting services for the Fund. For the six months ended April 30, 1997, the Fund has expensed $93,603 for these services. Previously fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. At April 30, 1997, the Fund had a liability for dividend disbursing, transfer agent, and accounting service fees and other expenses payable to DSC and DIRSI for $31,819.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.  Investments
During the six months ended April 30, 1997, the Fund made purchases of $194,719,924 and sales of $163,389,362 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1997, unrealized appreciation for federal income tax purposes aggregated $85,804,700 of which $91,424,654 related to unrealized appreciation of securities and $5,619,954 related to unrealized depreciation of securities. At April 30, 1997, the aggregrate cost of securities for federal tax purposed was $559,633,998.

4. Capital Stock

                                        SIX MONTHS       YEAR
                                          ENDED          ENDED
                                         4/30/97       10/31/96
                                        ----------     --------
Shares sold:
 Delaware Fund A Class ............      953,040     1,080,212
 Delaware Fund B Class ............      196,173       201,616
 Delaware Fund C Class ............      113,766       103,606
 Delaware Fund Institutional Class       638,264     1,580,497

Shares issued upon reinvestment
 of dividends from net
 investment income and net realized
 gain on security transactions:
 Delaware Fund A Class ............    2,111,395     1,633,576
 Delaware Fund B Class ............       38,746        15,187
 Delaware Fund C Class ............       12,316         1,060
 Delaware Fund Institutional Class       698,289       509,546
                                      ----------    ----------
                                       4,761,989     5,125,300
                                      ----------    ----------
Shares repurchased:
 Delaware Fund A Class ............   (1,959,160)   (4,386,405)
 Delaware Fund B Class ............      (70,302)      (62,659)
 Delaware Fund C Class ............      (15,663)      (10,742)
 Delaware Fund Institutional Class      (683,205)   (1,629,980)
                                      ----------    ----------
                                      (2,728,330)   (6,089,786)
                                      ----------    ----------

Net increase (decrease) ...........    2,033,659      (964,486)
                                      ----------    ----------

5.  Lines of Credit
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at April 30, 1997, or at any time during the last fiscal period.

6.  Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


                                                  1997 SEMI-ANNUAL REPORT   15

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DELAWARE FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
---------------------
Philadelphia o London

Printed in the USA on
recycled paper

SA-002 [4/97] PP6/97
(E-133)